UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 10, 2009 (July 7, 2009)
CVR ENERGY, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-33492	61-1512186
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)
2277 Plaza Drive, Suite 500
Sugar Land, Texas 77479
(Address of principal executive offices,
including zip code)
Registrant’s telephone number, including area code: (281) 207-3200
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement
Item 9.01. Financial Statements and Exhibits
SIGNATURES
EX-99.1

Item 1.01. Entry into a Material Definitive Agreement.
     On July 7, 2009, Coffeyville Resources Refining & Marketing, LLC, a wholly-owned subsidiary of CVR Energy, Inc., entered into a Second Amendment (the “Second Amendment”) to the Crude Oil Supply Agreement, dated December 2, 2008, as amended (the “Supply Agreement”) with Vitol Inc. The Second Amendment extends the initial term of the Supply Agreement from two years to three years ending December 31, 2011.
Item 9.01. Financial Statements and Exhibits
(d) Exhibits
The following exhibit is being “furnished” as part of this Current Report on Form 8-K:
99.1	Press release dated July 9, 2009, issued by CVR Energy, Inc.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Date: July 10, 2009

CVR ENERGY, INC.
By:	/s/ Edward A. Morgan
Edward A. Morgan
Chief Financial Officer and Treasurer